SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C. 20549


                                   --------------


                                      FORM 8-K/A

                                   CURRENT REPORT

                           PURSUANT TO SECTION 13 OR 15(d)
                        OF THE SECURITIES EXCHANGE ACT OF 1934


                                   --------------


         Date of Report (Date of earliest event reported): May 18, 2004



                            ON THE GO HEALTHCARE, INC.
               (Exact name of registrant as specified in its charter)


         DELAWARE                      333-61538                98-0231687
     ---------------             --------------------       -------------------
     (State or Other                 (Commission            (IRS Employer
      Jurisdiction of                 File Number)          Identification No.)
        Incorporation)

                               85 Corstate Avenue, Unit #1
                                    Concord, Ontario
                                     Canada L4K 4Y2
                  ---------------------------------------------------
                  (Address of principal executive offices) (Zip Code)


           Registrant's telephone number, including area code:  (905) 760-2987



ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

     On May 18, 2004 On The Go Healthcare, Inc completed an acquisition of all of the operating assets of Vital Baby Innovations Inc. effective June 1, 2004 (the "Acquired Assets") The acquisition was effected in accordance with the terms of the Agreement of Purchase and Sale dated
May 18, 2004 (the "Purchase Agreement") by and among On The Go, and Vital Baby Innovations Inc.

     The description of the transaction contained herein is qualified in its entirety by reference to the Agreement of Purchase and Sale (Exhibit 10.1 filed on Form 8-K on May 18, 2004.) which is incorporated by reference.

     This report contains forward-looking statements that involve a number of risks and uncertainties. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, but are not limited to, economic conditions affecting retailers; our continued success introducing new products; our ability to finance our planned expansion efforts; and changes in regulations affecting our core businesses. We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law.


(b)  PRO FORMA FINANCIAL INFORMATION

     The following audited condensed consolidated financial information sets forth the consolidated financial position and consolidated results of operations of On The Go and Vital Baby Innovations Inc. assuming the combination was accounted for using the purchase method of accounting and that the combination was consummated (i) On July 31, 2003 for the audited pro forma condensed consolidated balance sheet and (ii) as of August 1, 2002 for the audited pro forma condensed consolidated statements of operations. Accordingly, the assets acquired and liabilities assumed have been recorded at their estimated fair values and useful lives, which are subject to further adjustment based on future events and future analysis.

     The pro forma information consolidates On The Go's Historical consolidated balance sheets as of July 31,2003 and July 31,2002 with the historical balance sheets of Vital Baby Innovations Inc. as of July 31, 2003 and July 31,2002 and On The Go's historical consolidated statement of operations for the fiscal years ended July 31, 2003 and July 31,2002 with the Vital Baby Innovations Inc. Historical consolidated statement of operations for the fiscal years ended
July 31, 2003and July 31,2002.

     The pro forma condensed consolidated balance sheet and statement of operations have been prepared by the management of On The Go. The following proforma condensed consolidated information is presented for illustration purposes only. It is not necessarily indicative of the financial position or results of operations that would actually have been reported had the combination been in effect during those periods or that may be reported in the future. The statements should be read in conjunction with On The Go's historical financial statements and notes thereto included in filings with the SEC.

                     Independent Auditors' Report



Board of Directors and Shareholders of
Vital Baby Innovations Inc.
Toronto, Ontario
Canada


We have audited the accompanying balance sheet of Vital Baby Innovations Inc. as of July 31, 2003 and July 31, 2002 and the related statements of operations, changes in stockholders' deficiency, and cash flows for the years ended July 31, 2003 and July 31, 2002. These financial statements are the responsibility of the management of Vital Baby Innovations Inc. Our responsibility is to express an opinion on these financial statements based on our audits.


Except as explained in the following paragraph, we conducted our audits in accordance with auditing standards generally accepted in the United States of America. These standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.
An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

We were not appointed auditors until after July 31, 2003 and thus did not observe the taking of physical inventories for either of the July 31,2003 and July 31, 2002 year ends, and therefore we were not able to satisfy ourselves concerning the inventory quantities by alternative means.

In our opinion, except for the effects of adjustments, if any, which we might have determined to be necessary had we been able to confirm the inventory specified in the preceding paragraph the financial statements referred to above present fairly, in all material respects, the financial position of Vital Baby Innovations Inc. as of July 31, 2003 and
July 31, 2002 and the results of its operations and its cash flows for the years ended July 31, 2003 and July 31, 2002 in conformity with accounting principles generally accepted in the United States of America.



Rosenberg Smith & Partners

/s/Rosenberg Smith & Partners
--------------------------------

Chartered Accountants
Concord, Ontario

Date: August 16, 2004

                      Vital Baby Innovations Inc.
                     As of July  31, 2003 and 2002
                    As of April 30, 2004 (Unaudited)



ASSETS                                 April 30,     July 31,     July 31,
                                         2004         2003          2002
                                      (Unaudited)
                                       _________     _________    __________
Current assets:
        Bank                           $  90,323     $  51,116    $  82,814
        Accounts receivable               39,843        68,334       49,519
        Inventory                        144,430       157,583      228,437
        Prepaid expenses                   5,293        11,237       12,765
                                       _________     _________    __________

        Total current assets             279,889       288,270      373,535
                                       _________     _________    __________
Property and equipment, net of
  accumulated amortization                14,789        19,029       24,460
                                       _________     _________    __________

Total assets                           $ 294,678     $ 307,299    $ 397,995
                                       =========     =========    ==========
LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
        Accounts payable and accrued
          expenses                     $ 220,484     $  94,555    $   2,213

Loans payable to related parties         651,642       700,319      748,947
                                       _________     _________    __________
Total liabilities                        872,126       794,874      751,160
                                       _________     _________    __________
Stockholders' deficiency:
        Common stock; an unlimited
          number of  no par value
          shares authorized; 1 share
          issued                               1             1            1
        Additional paid in capital        84,195        63,153       34,698
        Accumulated other
          comprehensive income (loss)    (59,796)      (45,470)       3,404
        Accumulated deficit             (601,848)     (505,259)    (391,268)
                                       _________     _________    __________
        Total stockholders' deficiency  (577,448)     (487,575)    (353,165)
                                       _________     _________    __________
                                        $294,678      $307,299     $397,995
                                       =========     =========    ==========




The accompanying notes are an integral part of these financial statements.   F1

                        Vital Baby Innovations Inc.
                         Statements of Operations
                For the years ended July 31, 2003 and 2002
        For the nine months ended April 30, 2004 and 2003 (Unaudited)

                                    Nine months ended          Year ended
                                         April 30,               July 31,
                                    2004         2003        2003       2002
                                 (Unaudited) (Unaudited)
                                  ---------   ---------   ---------  ---------
Sales                             $ 373,026   $ 338,008   $ 498,119  $ 464,539

        Cost of sales               264,071     236,273     348,742    328,146
                                  ---------   ---------   ---------  ---------
        Gross profit                108,955     101,735     149,377    136,393
        Selling, general and
          administrative expenses   205,544     208,633     263,368    171,490
                                  ---------   ---------   ---------  ---------
Net loss before income taxes        (96,589)   (106,898)   (113,991)   (35,097)
        Income tax benefit                0           0           0          0
                                  ---------   ---------   ---------  ---------
Net loss                          $ (96,589)  $(106,898)  $(113,991)  $(35,097)
                                  ==========  ==========  ========== =========






The accompanying notes are an integral part of these financial statements.   F2

                              Vital Baby Innovations Inc.
                  Statements of Shareholders' Equity (Deficiency)
                  As of July 31, 2003 and July 31, 2002 (Audited)
                           As of April 30, 2004 (Unaudited)
                                                         Compreh-  Accumulated
                                       Additional         ensive      other
                         Common stock  paid in            Income  Comprehensive
                         Number Amount capital   Deficit  (loss)   Income(Loss)
                         ------------- ------  ---------- --------   ---------
Balance August 1, 2001        1   $ 1  $    -  $(356,171)            $       -

  Contribution of interest             34,698

  Net loss for the year       -     -       -    (35,097)  (35,097)          -

  Foreign currency
    translation adjustment    -     -       -          -     3,404       3,404
                         ------------- ------  ---------- --------   ---------
Balance July 31, 2002         1     1  34,698   (391,268)  (31,693)      3,404
                                                           ========
  Contribution of interest             28,455

  Net loss for the year       -     -       -   (113,991) (113,991)          -

  Foreign currency
    translation adjustment    -     -       -          -   (48,874)    (48,874)
                         ------------- ------  ---------- --------   ---------
Balance July 31, 2003         1     1  63,153   (505,259) (162,865)    (45,470)
                                                          =========
  Contribution of interest             21,042

  Net loss for the period     -     -       -    (96,589)  (96,589)          -

  Foreign currency
    translation adjustment    -     -       -          -   (14,326)    (14,326)
                         ------------- ------  ---------- --------   ---------
Balance April 30, 2004        1     1  84,195   (601,848) (110,915)    (59,796)
                         ============= ======  ========== =========  =========



The accompanying notes are an integral part of these financial statements.   F3

                              Vital Baby Innovations Inc.
                                Statements of Cash Flow
                       For the years ended July 31, 2003 and 2002
              For the nine months ended April 30, 2004 and 2003 (Unaudited)


                                    Nine months ended          Year ended
                                         April 30,               July 31,
                                    2004         2003        2003       2002
                                 (Unaudited) (Unaudited)
                                  ---------   ---------   ---------  ---------

Operating activities
        Net loss                   $(96,589)  $(106,898)  $(113,991)  $(35,097)

        Adjustments to reconcile
          net loss to net cash used
            by operating activities:
        Amortization                  5,389       6,024       9,357     13,232
        Interest contributed         21,042      21,185      28,455     34,698
        (Increase) decrease in:
          Accounts receivable        30,632      (5,055)    (11,965)    94,394
          Inventory                  17,919      82,042      90,382    478,337
          Prepaid expenses            6,300       7,722       6,480     (9,071)
        Increase (decrease) in:
          Accounts payable and
            accrued expenses        123,502      49,379      85,028   (239,108)
                                  ---------   ---------   ---------  ---------
        Total adjustments           204,784     161,297     207,737    372,482
        Net cash provided by
                                  ---------   ---------   ---------  ---------
          operating activities      108,195      54,399      93,746    337,385
                                  ---------   ---------   ---------  ---------
Investing activities
        Acquisition of property
          and equipment                (565)     (1,626)     (1,670)    (7,238)
                                  ---------   ---------   ---------  ---------
Financing activities
        Payments on loans payable
          to related parties        (69,828)    (92,959)   (130,393)  (260,537)
                                  ---------   ---------   ---------  ---------
Effect of exchange rate changes
  on cash                             1,405       2,765       6,619        994
                                  ---------   ---------   ---------  ---------
Net (decrease) increase in cash      39,207     (37,421)    (31,698)    70,604
Cash at beginning of period          51,116      82,814      82,814     12,210
                                  ---------   ---------   ---------  ---------
Cash at end of period               $90,323     $45,393   $  51,116   $ 82,814
                                  ---------   ---------   ---------  ---------
Supplemental disclosures of cash
  flow information
Income taxes paid                         0           0           0          0
                                  ---------   ---------   ---------  ---------
Interest paid                             0           0           0          0
                                  ---------   ---------   ---------  ---------


The accompanying notes are an integral part of these financial statements.   F4

                                  Vital Baby Innovations Inc.
                                 Notes to Financial Statements
                                As of July 31, 2003 and 2002
                           As of April 30, 2004 and April 30, 2003





1. Management's Plans

   The Company has sustained operating losses for the year ended July 2003 and for the period ended April 30, 2004. The Company sold its operating assets and liabilities to On the Go Healthcare, Inc. effective June 1, 2004.

   Management believes that despite the recent losses and limited working capital, the sale to the public company will stabilize the working capital requirements and permit the Company to focus on its sales and marketing efforts to improve operational results and its financial condition.


2. Basis of Presentation

   Vital Baby Innovations Inc. is a Canadian corporation, incorporated in Ontario in March 1998. The Company is a distributor of baby supplies.



3. Significant Accounting Policies

   The significant accounting policies followed are:

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   The majority of cash is maintained with a major financial institution in Canada. Deposits with these banks may exceed the amount of insurance provided on such deposits. Generally, these deposits may be redeemed on demand and, therefore, bear minimal risk.

   The Company extends credit to its various customers based on the customer's ability to pay. Based on management's review of accounts receivable, an allowance for doubtful accounts has been recorded.

   Inventory, consisting of baby supplies, is stated at the lower of cost (determined on an average cost basis) or market.

   Plant and equipment are recorded at cost. Depreciation is calculated by the declining-balance and straight-line methods over the estimated useful lives of the assets, ranging generally from one to six years. Maintenance and repairs are charged to operations when incurred. Betterments and renewals are capitalized. When plant and equipment are sold or otherwise disposed of, the asset account and related accumulated depreciation account are relieved, and any gain or loss is included in operations.

                                                                             F5

                                 Vital Baby Innovations Inc.
                                Notes to Financial Statements
                                As of July 31, 2003 and 2002
                           As of April 30, 2004 and April 30, 2003



   The Company follows Statement of Financial Accounting Standards Board No.121 (SFAS No. 121), Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of. SFAS No. 121 requires that long-lived assets and certain identifiable intangibles to be held and used by an entity be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of these assets may not be recoverable. In performing the review of recoverability, the Company estimates the future undiscounted cash flows that are expected to result from the use of the assets and their eventual disposition. Because events and circumstances frequently do not occur as expected, there will usually be differences between the estimated and actual future undiscounted cash flows, and these differences may be material. If an asset is determined to be impaired, the Company recognizes a loss for the difference between the carrying amount and the fair value of the asset. The fair value of the asset is measured using quoted market prices or, in the absence of quoted market prices, fair value is based on an estimate of discounted cash flow analysis. During the periods presented, the Company determined that its long lived assets were not impaired.

   Foreign currency translation adjustments arise from the translation of the functional currency of the company into the reporting currency U.S. dollars. The balance sheet is translated at the exchange rate in effect at the balance sheet date, while the statement of operations is translated at the average rates of exchange during the period. The resulting translation adjustments are recorded directly to accumulated other comprehensive income (loss).

   Foreign currency transaction gains and losses represent gains and losses resulting from transactions entered into in currencies other than the functional currency of the company. These transaction gains and losses are included in results of operations.

   Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the consolidated financial statements carrying amounts of existing assets and liabilities and their respective income tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized as income in the period that included the enactment date. Deferred tax assets are evaluated to determine if the benefit is more likely than not to be realized. If required a valuation allowance is recorded to reduce the value of deferred tax assets to reflect a valuation allowance.

   The Company recognizes revenue when title of goods passes to the customer.

   The Company records amounts billed to customers for shipping and handling costs as sales revenue. Costs incurred by the Company for shipping and handling are included in cost of sales.

   The Company offers discounts and point-of-sale rebates to its customers on its products. The costs of these discounts and point-of-sale rebates are recognized at the date at which the related sales revenue is recognized and are recorded as a reduction of sales revenue.

   Advertising costs are charged to operations when the advertising first takes place. Advertising expense for the years ended July 31, 2003 and 2002 amounted to $55,786 and $58,654 respectively. The Company has not incurred any direct-response advertising costs.

                                                                             F6

                                  Vital Baby Innovations Inc.
                                 Notes to Financial Statements
                                As of July 31, 2003 and 2002
                           As of April 30, 2004 and April 30, 2003


4. Recent pronouncements

   In April 2002, the FASB issued SFAS No. 145 "Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections". This statement eliminates the automatic classification of gain or loss on extinguishment of debt as an extraordinary item of income and requires that such gain or loss be evaluated for extraordinary classification under the criteria of Accounting Principles Board No. 30 "Reporting Results of Operations". This statement also requires sales-leaseback accounting for certain lease modifications that have economic effects that are similar to sales-leaseback transactions, and makes various other technical corrections to existing pronouncements.
   This statement was effective for the Company for the year ending
   July 31, 2003. The adoption of SFAS 146 did not have a significant effect on the Company's financial statement presentation or disclosure..

   In June 2002, the FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities." This Statement requires recording costs associated with exit or disposal activities at their fair values when a liability has been incurred. Under previous guidance, certain exit costs were accrued upon management's commitment to an exit plan. Adoption of this Statement is required with the beginning of fiscal year 2003. The adoption of this statement did not have a material effect on the Company's results of operations or financial position.

   In November 2002, the FASB issued FASB Interpretation No. 45 (FIN 45), Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others, and interpretation of FASB Statements No. 5, 57,and 107 and Rescission of FASB Interpretation No. 34. FIN 45 clarifies the requirements of FASB Statement No. 5, Accounting for Contingencies, relating to the guarantor's accounting for, and disclosure of, the issuance of certain types of guarantees. This interpretation clarifies that a guarantor is required to recognize, at the inception of certain types of guarantees, a liability for the fair value of the obligation undertaken in issuing the guarantee. The initial recognition and initial measurement provisions of this Interpretation are applicable on a prospective basis to guarantees issued or modified after December 31, 2002, irrespective of the guarantor's fiscal year-end. The disclosure requirements in this interpretation are effective for financial statements of interim or annual periods ending after December 15, 2002.
   The Company adopted FIN 45 on July 31, 2003. The adoption of FIN 45 did not have a material impact on the Company's disclosure requirements.

   In January 2003, the FASB issued SFAS No. 148, Accounting for Stock -Based Compensation - Transition and Disclosures. This statement provides alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, this statement also amends the disclosure requirements of SFAS No. 123 to require more prominent and frequent disclosures in the financial statements about the effects of stock-based compensation. The transitional guidance and annual disclosure provisions of this Statement is effective for the July 31, 2003 financial statements. The company has no outstanding stock based compensation.

                                                                             F7

                                 Vital Baby Innovations Inc.
                                Notes to Financial Statements
                                As of July 31, 2003 and 2002
                           As of April 30, 2004 and April 30, 2003




   In January 2003, the Financial Accounting Standards Board issued Interpretation No. 46, "Consolidation of Variable Interest Entities," which addresses consolidation by business enterprises of variable interest entities. In general, a variable interest entity is a corporation, partnership, trust, or any other legal structure used for business purposes that either (a) does not have equity investors with voting rights or (b) has equity investors that do not provide sufficient financial resources for the entity to support its activities. A variable interest entity often holds financial assets, including loans or receivables, real estate or other property. A variable interest entity may be essentially passive or it may engage in research and development or other activities on behalf of another company. The objective of Interpretation No. 46 is not to restrict the use of variable interest entities but to improve financial reporting by companies involved with variable interest entities. Until now, a company generally has included
   another entity in its   financial statements only if it controlled the
   entity through voting interests.  Interpretation No. 46 changes that by
   requiring a variable interest entity to be   by a company if that company
   is subject to a majority of the risk of loss from the variable interest entity's activities or entitled to receive a majority of the entity's residual returns or both. The consolidation requirements of Interpretation No. 46 apply immediately to variable interest entities created after January 31, 2003. The consolidation requirements apply to older entities in the first fiscal year or interim period beginning after June 15, 2003. Certain of the disclosure requirements apply in all financial statements issued after January 31, 2003, regardless of when the variable interest entity was established. The Company does not have any variable interest entities, and, accordingly, adoption did not have a material effect on the Company.

   In April 2003, the FASB issued SFAS No. 149, "Amendment of Statement
   No. 133 on Derivative Instruments and Hedging Activities." This statement amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts and for hedging activities under FASB Statement No. 133, "Accounting for Derivative Instruments and Hedging Activities." This Statement is effective for contracts entered into or modified after June 30, 2003, and for hedging relationships designated after June 30, 2003. The adoption of SFAS 149 did not have a significant effect on the Company's financial statement presentation or disclosures.

   In May 2003, the FASB issued SFAS 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity". SFAS 150 establishes standards for how an issuer classifies and measures in its statement of financial position certain financial instruments with characteristics of both liabilities and equity. SFAS 150 requires that an issuer classify a financial instrument that is within its scope as a liability (or an asset in some circumstances) because that financial instrument embodies an obligation of the issuer. SFAS 150 is effective for financial instruments entered into or modified after May 31, 2003 and otherwise is effective at the beginning the Company's interim period commencing July 1, 2003. SFAS 150 is to be implemented by reporting the cumulative effect of a change in accounting principle for financial instruments created before the issuance date of SFA 150 and still existing at the beginning of the interim period of adoption. The adoption of SFAS 150 did not have a significant effect on the company's financial statement presentation or disclosures.


5. Accounts receivable


                                April 30, 2004    July 31, 2003  July 31, 2002
                                (Unaudited)
                               ---------------    -------------  -------------
Accounts receivable                    $45,059          $73,399        $54,048
Provision for doubtful accounts          5,216            5,065          4,529
                               ---------------    -------------  -------------
Accounts receivable, net               $39,843          $68,334        $49,519
                               ---------------    -------------  -------------


                                                                             F8

                                 Vital Baby Innovations Inc.
                                Notes to Financial Statements
                                As of July 31, 2003 and 2002
                           As of April 30, 2004 and April 30, 2003




6. Property and Equipment

   Property and equipment consist of the following;


                                April 30, 2004    July 31, 2003  July 31, 2002
                                (Unaudited)
                               ---------------    -------------  -------------
     Office Furniture & Fixtures     $  11,894        $  11,894      $  10,128
     Computer Equipment                 16,554           15,527         12,774
     Computer Software                   9,672            9,672          9,672
     Equipment                           7,062            7,062          7,062
     Leasehold Improvements              9,308            9,308          9,308
                               ---------------    -------------  -------------
                                     $  54,490        $  53,463      $  48,944
     Less: Accumulated depreciation     39,701           34,434         24,484
                               ---------------    -------------  -------------
     Net book value                    $14,789        $  19,029        $24,460
                               ===============    =============  =============




   Depreciation expense for Plant and Equipment for the years July 31, 2003 and 2002 were $9,357 and $13,232 respectively.


7. Net loss per share

   Net loss per share has not been computed as no shares have been issued on the acquisition by On the Go Healthcare, Inc.


8. Loans payable to related parties

   The loans payable to related parties are non-interest bearing and have no specific terms of repayment. Interest has been reflected as a capital contribution at the rate of 4% per annum.


9. Related party transactions

   The company leased its premises from a related entity. The rent paid in the years ended July 31, 2003 and July 31, 2002 were $ 30,202 and $26,075 respectively. For the 9 months ended April 30, 2004 and April 30, 2003, the amounts were $25,278 and $20,689 respectively.

   These related party lease transactions are not necessarily indicative of the amounts that would have been incurred had a comparable transaction been entered into with an independent party.

                                                                             F9

                                 Vital Baby Innovations Inc.
                                Notes to Financial Statements
                                As of July 31, 2003 and 2002
                           As of April 30, 2004 and April 30, 2003




10. Income Taxes

    Vital Baby Innovations Inc. is a corporation that reports and files its corporate business tax return with the Canada Customs and Revenue Agency, which governs the administration of income taxes for Canada.

    The principal reason that the aggregate income tax provision is different from that computed by using the U.S. statutory rate of 34 percent is as follows:

                                April 30,     April 30,   July 31,   July 31,
                                     2004          2003       2003      2002
                               ----------     ---------   --------   --------
US statutory rate               $(32,840)     $(36,345)  $(38,757)  $(11,933)
Changes in tax resulting
  from foreign
        Income tax at rates
          other than US
        Statutory rate            (5,795)       (6,414)    (6,839)    (2,106)
Increase (decrease) in
  valuation allowance             38,635        42,759     45,596     14,039
                               ----------     ---------   --------   --------
                                $      0      $      0   $      0   $      0
                               ----------     ---------   --------   --------



11. Subsequent events

    The shareholders signed an agreement to sell the operating assets and liabilities of the company to On the Go Healthcare, Inc. effective
    June 1, 2004. On the Go Healthcare, Inc. agreed to employ certain of the employees of company. The investment has been accounted for by the purchase method as follows;


    Accounts receivable                      56,141
    Inventory                               120,290
    Fixed assets                              1,449
    Prepaid expenses                          4,200
    Intangibles                             181,159
                                           --------
                                            363,239
                                           --------
    Liabilities assumed
    Accounts payable                        146,251
    Due to Leda                              67,423
                                           --------
                                            213,674
                                           --------
    Balance payable                        $149,565
                                           ========




    The Balance payable is due $72,465 upon signing and the balance at the rate of $36,232 per month.


                                                                           F10

                                 Vital Baby Innovations Inc.
                                Notes to Financial Statements
                                As of July 31, 2003 and 2002
                           As of April 30, 2004 and April 30, 2003




12. Proforma information

    As detailed in Note 11, the operating assets and liabilities of Vital Baby Innovations Inc. were acquired by On the Go Healthcare Inc. The following proforma information provides the effect the acquisition would have had on the assets and liabilities of On the Go Healthcare, Inc. and the results of operations for the year ended July 31, 2003 as if the acquisition had occurred at July 31, 2003 and on August 1, 2002 respectively.



                            Proforma Balance Sheet
                                July 31, 2003
                                 (Unaudited)



                               On the Go    Vital Baby   Proforma     Proforma
                               Healthcare   Innovations  adjustments  Balance
                               Inc.         Inc.                      sheet
                               ---------    ----------   ----------  ---------
Assets
Current assets
      Bank                     $     762      $       0               $    762
      Accounts receivable         21,760         56,141                 77,901
      Inventory                   78,197        120,290                198,487
      Prepaid expenses           116,797          4,200                120,997
                               ---------    -----------  ----------  ---------
                                 217,516        180,631                398,147
Property and equipjment
      net of accumulated
        amortization              40,167          1,449                 41,616

Intangibles                            0        181,159                181,159
                                                                             0
                               ---------    -----------  ----------  ---------
Total assets                   $ 257,683      $ 363,239   $      0    $620,922
                               =========    ===========  ==========  =========



Liabilities and Stockholders' Equity
Current liabiliites
      Bank indebtedness          $12,457      $       0               $ 12,457
      Accounts payable and
        accrued liabiliites       48,461        146,251                194,712
      Balance payable                  0        149,565                149,565
                               ---------    -----------  ----------  ---------
                                  60,918        295,816                356,734
Notes payable to related party   125,947         67,423                193,370
                               ---------    -----------  ----------  ---------
                                 186,865        363,239                550,104
                               ---------    -----------  ----------  ---------
Stockholders' Equity
      Common stock                 3,766              0                  3,766
      Additional paid
        in capital               794,075              0                794,075
      Treasury stock             (21,243)             0                (21,243)
      Accumulated deficit       (704,815)             0          0    (704,815)
      Accumulated other
        comprehensive
        income (loss)               (965)             0          0        (965)
                               ---------    -----------  ----------  ---------
      Total stockholders' equity  70,818              0          0      70,818
                               ---------    -----------  ----------  ---------
                                $257,683      $ 363,239   $      0    $620,922
                               =========    ===========  ==========  =========


                                                                           F11

                                 Vital Baby Innovations Inc.
                                Notes to Financial Statements
                                As of July 31, 2003 and 2002
                           As of April 30, 2004 and April 30, 2003





                                 Proforma Income Statement
                             For the year ended July 31, 2003
                                        (Unaudited)




                               On the Go    Vital Baby   Proforma     Proforma
                               Healthcare   Innovations  adjustments  Balance
                               Inc.         Inc.                      sheet
                               ---------    ----------   ---------- ----------

Sales                            $91,584    $  498,119              $  589,703
      Cost of sales               41,308       348,742                 390,050
                                 -------    ----------   ---------- ----------
      Gross profit                50,276       149,377                 199,653

      Selling, general and
        administrative expenses  337,177       263,368     36,232      636,777
                                 -------    ----------   ---------- ----------
Net loss before income taxes    (286,901)     (113,991)   (36,232)    (437,124)

      Income tax benefit        (101,783)            0          0     (101,783)
                                 -------    ----------   ---------- ----------
Net loss                       $(388,684)    $(113,991)  $(36,232)   $(538,907)
                                                                    ===========
Net loss per common share                                               $(0.02)
Weighted average number of common
      shares outstanding                                             31,540,363
                                                                    ===========



Intangibles are being amortized over 5 years.


                                                                           F12

EXHIBIT NUMBER   DESCRIPTION
--------------  -----------
10.1*            Agreement of Purchase and Sale between the Company and
                 Vital Baby Innovations Inc. dated May 18, 2004.

23.1             Consent of Rosenberg Smith & Partners as Independent Auditors



* Previously filed





SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ON THE GO HEALTHCARE, INC.
                                       (Registrant)

Date: August 16, 2004                /s/ Stuart Turk
                                     ----------------------------------
                                     Name: Stuart Turk
                                     Title: President and
                                            Chief Executive Officer